UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2010

Community Bank System, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214
(Address of principal executive offices)		(Zip Code)

                                                                                                Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On December 31, 2010, Charles E. Parente retired as a member of Community Bank System, Inc.’s (the “Company”) Board of Directors (the “Board”) in accordance with the Company’s mandatory retirement policy for directors.  Pursuant to the Company’s Bylaws, a director is required to retire from the Board on December 31st of the year in which he or she attains the age of 70.  Mr. Parente has been a member of the Board since 2004, and his retirement is not the result of any disagreement with the Company.

(e)           On January 3, 2011, the Company and the Company’s subsidiary, Community Bank, N.A. (“Bank”), entered into new Employment Agreements with Scott A. Kingsley, the Company’s and the Bank’s Executive Vice President and Chief Financial Officer, and George J. Getman, the Company’s Executive Vice President and General Counsel.

The Employment Agreement with Mr. Kingsley supersedes the employment agreement executed on April 4, 2008 among the Company, the Bank, and Mr. Kingsley.  The new agreement generally continues the format and terms of the prior agreement which expired on December 31, 2010.  The description of Mr. Kingsley’s Employment Agreement is qualified in its entirety by the reference to the copy of the agreement which is attached hereto as Exhibit 10.1 and incorporated by reference.

The Employment Agreement provides that Mr. Kingsley shall serve as the Executive Vice President and Chief Financial Officer of the Company and the Bank during the period from January 1, 2011 to December 31, 2013.  During the term of the Agreement, the Company shall pay a base salary at an annual rate of $330,000, which will be reviewed and may be increased in future years in accordance with the Company’s regular payroll practices for executive employees.  Mr. Kingsley will be eligible to receive annual incentive compensation under the terms of the Company’s Management Incentive Plan (“MIP”) as determined by the Compensation Committee of the Board.  The Employment Agreement may be terminated by the Company for cause at any time, and shall terminate upon Mr. Kingsley’s death or disability.  The Employment Agreement provides for severance pay, in the event of a termination for reasons other than cause, death, or disability, equal to the greater of (i) 175 percent of the sum of Mr. Kingsley’s annual base salary at the time of termination and the most recent payment to him under the Company’s MIP, or (ii) amounts of base salary and expected MIP payments payable to Mr. Kingsley through the unexpired term of his employment.  If Mr. Kingsley’s employment is terminated for reasons other than cause, death, or disability within two years following a change in control of the Company, or if Mr. Kingsley voluntarily resigns during this period based upon an involuntary and material adverse change in his authority, duties, responsibilities, base salary, or the geographic location of his assignment, he shall be entitled to three times his base salary and his incentive compensation award for the year immediately preceding the change in control and continuation of certain benefits for a 36 month period.

Mr. Kingsley is subject to non-compete provisions which restrict his ability to engage in competing business activities for one year following termination of employment or to solicit customers of the Company or Bank for two years following termination of employment.

The Employment Agreement with Mr. Getman supersedes the employment agreement executed on January 1, 2008 among the Company, the Bank, and Mr. Getman.  The new agreement generally continues the format and terms of the prior agreement which expired on December 31, 2010.  The description of Mr. Getman’s Employment Agreement is qualified in its entirety by the reference to the copy of the agreement which is attached hereto as Exhibit 10.2 and incorporated by reference.

The Employment Agreement provides that Mr. Getman shall serve as the Executive Vice President and General Counsel of the Company during the period from January 1, 2011 to December 31, 2013.  During the term of the Agreement, the Company shall pay a base salary at an annual rate of $325,000, which will be reviewed and may be increased in future years in accordance with the Company’s regular payroll practices for executive employees.  Mr. Getman will be eligible to receive annual incentive compensation under the terms of the Company’s MIP as determined by the Compensation Committee of the Board.  The Employment Agreement may be terminated by the Company for cause at any time, and shall terminate upon Mr. Getman’s death or disability.  The Employment Agreement provides for severance pay, in the event of a termination for reasons other than cause, death, or disability, equal to the greater of (i) 175 percent of the sum of Mr. Getman’s annual base salary at the time of termination and the most recent payment to him under the Company’s MIP, or (ii) amounts of base salary and expected MIP payments payable to Mr. Getman through the unexpired term of his employment.  If Mr. Getman’s employment is terminated for reasons other than cause, death, or disability within two years following a change in control of the Company, or if Mr. Getman voluntarily resigns during this period based upon an involuntary and material adverse change in his authority, duties, responsibilities, base salary, or the geographic location of his assignment, he shall be entitled to three times his base salary and his incentive compensation award for the year immediately preceding the change in control and continuation of certain benefits for a 36 month period.

Mr. Getman is subject to non-compete provisions which restrict his ability to engage in competing business activities for one year following termination of employment or to solicit customers of the Company or Bank for two years following termination of employment.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits:

10.1	Employment Agreement, dated January 3, 2011, by and among Community Bank System, Inc., Community Bank, N.A., and Scott A. Kingsley.

10.2	Employment Agreement, dated January 3, 2011, by and among Community Bank System, Inc., Community Bank, N.A., and George J. Getman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By: /s/ Mark E. Tryniski
Name: Mark E. Tryniski
Title: President and Chief Executive Officer

Dated:  January 6, 2010

EXHIBIT INDEX

Exhibit No.                                                                   Description

10.1	Employment Agreement, dated January 3, 2011, by and among Community Bank System, Inc., Community Bank, N.A. and Scott A. Kingsley.

10.2	Employment Agreement, dated January 3, 2011, by and among Community Bank System, Inc., Community Bank, N.A. and George J. Getman.